UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009

(Exact name of registrant as specified in its charter)

Florida	000-33351	65-1147861
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

            1301 SE Port St. Lucie Boulevard, Florida                                                                                                                         34952
                                (Address of principal executive offices)                                                                                                                               (Zip Code)

Registrant’s telephone number, including area code: (772) 398-1388

                                                                                                                                                            N/A
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01                      Other Events.

On October 6, 2009, FPB Bancorp, Inc. held a Special Meeting of Shareholders during which the Company’s shareholders approved two amendments to the Company’s Articles of Incorporation.  The first amendment provided for an increase in the number of authorized shares of common stock from 5,000,000 to 25,000,000.  The second amendment provided for an increase in the number of authorized shares of preferred stock from 1,000,000 to 2,000,000.  After the shareholders’ approval of these two amendments the Company’s total number of authorized shares of all classes of capital stock became 27,000,000.  The effective date of these amendments was October 6, 2009.

The voting results from all of the proposals acted on and approved at the October 6, 2009 Special Meeting were as follows:

PROPOSAL 1.  An amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 25,000,000:

                       FOR                                                AGAINST                                                         ABSTAIN

1,118,112	204,739	1,738

PROPOSAL 2.  An amendment to our Articles of Incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000:

                       FOR                                                AGAINST                                                         ABSTAIN

1,118,555	202,368	3,666

PROPOSAL 3.  Adjournment of the Special Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1 and/or 2:

        FOR                                                AGAINST                                                         ABSTAIN

1,116,147	205,576	2,866

Item 9.01.                    Financial Statements and Exhibits

Exhibit 3.5 Articles of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FPB BANCORP, INC.
                                                           (Registrant)

                 Date: October 7, 2009

                              /s/ David W. Skiles
                                                          David W. Skiles
                                                          Chief Executive Officer and President